Exhibit (a)(1)(B)
THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION
LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
(Including the Associated Preferred Stock Purchase Rights)
of
Versum Materials, Inc.
at
$48.00 Net Per Share
Pursuant to the Offer to Purchase dated March 26, 2019
by
EMD Performance Materials Holding, Inc.
an indirect wholly owned subsidiary of
Merck KGaA, Darmstadt, Germany
THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 7, 2019, UNLESS THE OFFER IS EXTENDED
The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) for exchange. You are hereby authorized and instructed to prepare in the name of and deliver to the address indicated below (unless otherwise instructed in the boxes on the following page) a check representing a cash payment for shares tendered pursuant to this Letter of Transmittal.
Mail, send or deliver this Letter of Transmittal, or a manually signed facsimile thereof, together with the certificate(s) representing your shares, to the Depositary for this Offer:
If delivering by mail:	If delivering by hand or overnight courier:
Computershare Trust Company, N.A. P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. 250 Royall Street, Suite V Canton, MA 02021
Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guaranteed, if required, and complete the IRS Form W-9 included in this
Letter of Transmittal or an applicable IRS Form W-8, if required. The instructions set forth in this
Letter of Transmittal should be read carefully before you tender any of your Shares
(as defined below) pursuant to the Offer (as defined below).

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as name(s)
appear(s) on Share certificate(s).
If there is any error in the name or address shown below,
please make the necessary corrections.)
Shares Tendered (Attach additional list if necessary. See Instruction 3.)
Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares Tendered
*
Need not be completed by stockholders tendering by book-entry transfer.

**
Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. If your shares are held in book entry at the Transfer Agent, you will need to indicate the amount of shares tendered in this column. See Instruction 4.

THE UNDERSIGNED TENDERS ALL UNCERTIFICATED SHARES THAT MAY BE HELD IN THE NAME OF THE REGISTERED HOLDER(S) BY THE TRANSFER AGENT.
☐
YES

☐
NO

Note: If you do not check either of the boxes above and indicate the amount of shares in the Number of Shares Tendered column above, uncertificated Shares, if any, held in the name of the registered holder(s) by the transfer agent will all be tendered.
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE DEPOSITARY WILL NOT CONSTITUTE A VALID DELIVERY.
THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS, TELEPHONE NUMBERS OR EMAIL ADDRESS SET FORTH ON THE BACK COVER PAGE OF THE OFFER TO PURCHASE.
This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined herein) is to be made by book-entry transfer to the Depositary’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures set forth in Section 3 of the Offer to Purchase.
Holders of outstanding shares of common stock, par value $1.00 per share (the “Common Stock”), including the associated preferred stock purchase rights (the “Rights” and, together with the Common Stock, the “Shares”), of Versum Materials, Inc., whose certificates for such Shares are not immediately available or who cannot deliver such certificates and all other required documents to the Depositary on or prior to the expiration of the offer, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY
☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
Account Number
Transaction Code Number
☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s)
Date of Execution of Notice of Guaranteed Delivery
Name of Institution that Guaranteed Delivery
If delivery is by book-entry transfer:
Name of Tendering Institution
Account Number
Transaction Code Number

Ladies and Gentlemen:
The undersigned hereby tenders to EMD Performance Materials Holding, Inc., a Delaware corporation (the “Purchaser”) and an indirect wholly owned subsidiary of Merck KGaA, Darmstadt, Germany, a German corporation with general partners (Kommanditgesellschaft auf Aktien), the above described shares of common stock, par value $1.00 per share (the “Common Stock”) of Versum Materials, Inc. (“Versum”), together with the associated preferred stock purchase rights (the “Rights” and, together with the Common Stock, the “Shares”), pursuant to the Purchaser’s offer to purchase all Shares, at a purchase price of  $48.00 per Share, net to the tendering stockholder in cash, without interest, less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 26, 2019 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”). The Offer expires at 5:00 P.M., New York City time, on June 7, 2019, unless extended as described in the Offer to Purchase (as extended, the “Expiration Date”). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice your rights to receive payment for the Shares validly tendered and accepted for payment.
Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of the Offer as so extended or amended) and subject to, and effective upon, acceptance for payment of the Shares validly tendered herewith and not properly withdrawn prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof  (collectively, “Distributions”)) and irrevocably constitutes and appoints Computershare Trust Company, N.A. (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares tendered by this Letter of Transmittal), to (i) deliver certificates representing such Shares (and all Distributions) (the “Share Certificates”) or transfer ownership of such Shares (and all Distributions) on the account books maintained by The Depository Trust Company (the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and all Distributions) for transfer on the books of Versum, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.
By executing this Letter of Transmittal (or, in the case of a book-entry transfer, by delivery of an Agent’s Message (as defined in the Offer to Purchase) in lieu of this Letter of Transmittal), the undersigned hereby irrevocably appoints the Purchaser, its officers, and any other person designated in writing by the Purchaser as the true and lawful agent, attorney, attorney-in-fact and proxy of the undersigned, each with full power of substitution, (i) to exercise voting and other rights the undersigned in such manner as each such attorney and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper, with respect to all the Shares (and all Distributions) tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action, at any meeting of stockholders of Versum (whether annual or special and whether or not an adjourned meeting) and (ii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all the Shares (and all Distributions) tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser’s acceptance for payment of such Shares, the Purchaser or its designees must be able to exercise full voting, consent and other rights with respect to such Shares (and all Distributions), including voting at any meeting of Versum’s stockholders. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all the Shares tendered hereby (and all Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to such Shares (and all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the Share Certificates have been endorsed to the undersigned in blank, or the undersigned is a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of any and all the Shares tendered hereby (and all Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser all Distributions in respect of any and all the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may deduct from the purchase price of the Shares tendered hereby the amount or value of such Distribution as determined by the Purchaser in its sole discretion.
The undersigned understands that holders of Shares will be required to tender one Right for each Share tendered in order to effect a valid tender of such Share. The undersigned understands that if the Distribution Date (as such term is defined in the Offer to Purchase) has not occurred prior to the expiration of the Offer, a tender of Shares will also constitute a tender of the Rights. If the Distribution Date has occurred and certificates for the Rights have been distributed to holders of Shares prior to the time a holder’s Shares are purchased pursuant to the Offer, in order for Rights (and the corresponding Shares) to be validly tendered, Rights certificates representing a number of Rights equal to the number of Shares tendered must be delivered to the Depositary or, if available, a book-entry confirmation must be received by the Depositary with respect thereto. If the Distribution Date has occurred and Rights certificates have not been distributed prior to the time Shares are purchased pursuant to the Offer, Rights may be tendered prior to a holder receiving Rights certificates by use of the guaranteed delivery procedures described in the Offer to Purchase. Purchaser reserves the right to require that the Depositary receive Rights certificates, or a book-entry confirmation, if available, with respect to such Rights prior to accepting the Shares for payment pursuant to the Offer if the Distribution Date has occurred prior to the expiration of the Offer. Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.
All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
The undersigned hereby acknowledges that delivery of any Share Certificate shall be effected, and risk of loss and title to such Share Certificate shall pass, only upon the proper delivery of such Share Certificate to the Depositary.
The undersigned understands that the valid tender of the Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. The Purchaser’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer, the Purchaser may not be required to accept for exchange any Shares tendered hereby.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of all of the Shares purchased and, if appropriate, return any Share Certificates not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered” (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of all the Shares purchased and, if appropriate, return any Share Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all the Shares purchased and, if appropriate, return any Share Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that the Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of such Shares so tendered.
LOST SHARE CERTIFICATES: PLEASE CONTACT VERSUM’S TRANSFER AGENT, BROADRIDGE FINANCIAL SOLUTIONS, INC., VIA FAX TO (215) 553-5402 (ATTN: LOST SECURITIES DEPT.) OR VIA LETTER TO BROADRIDGE CORPORATE ISSUER SOLUTIONS, P.O. BOX 1342, BRENTWOOD, NY 11717 TO OBTAIN NECESSARY DOCUMENTS TO REPLACE YOUR LOST SHARE CERTIFICATES.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)
To be completed ONLY if the check for the purchase price of Shares purchased (less any required withholding taxes) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.
Issue   ☐   check   ☐   certificates to:
Name	(Please Print)
Address

(Zip Code)
Taxpayer Identification Number or Social Security No. Also Complete IRS Form W-9 Included Herein or an applicable IRS Form W-8

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)
To be completed ONLY if the check for the purchase price of Shares purchased (less any required withholding taxes) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).
Mail   ☐   check   ☐   certificates to:
Name	(Please Print)
Address

(Zip Code)
Taxpayer Identification Number or Social Security No. Also Complete IRS Form W-9 Included Herein or an applicable IRS Form W-8

SIGN HERE
(PLEASE ALSO COMPLETE ENCLOSED IRS FORM W-9 INCLUDED IN THIS LETTER OF
TRANSMITTAL OR AN APPLICABLE IRS FORM W-8)
Sign Here:
Sign Here:
(Signature(s) of Stockholder(s))
Dated	, 2019
Name(s)	(Please Print)
Capacity (Full Title)
Address
(Zip Code)
Area Code and Telephone Number
(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)
Guarantee of Signature(s)
(If required; see Instructions 1 and 5)
(For use by Eligible Institutions only.
Place medallion guarantee in space below)
Name of Firm
Address
(Zip Code)
Authorized Signature
Name	(Please Print)
Area Code and Telephone Number
Dated	, 2019

IMPORTANT TAX INFORMATION
Under United States federal income tax law, a stockholder who is a United States person (as defined for United States federal income tax purposes) surrendering Shares must, unless an exemption applies, provide the Depositary (as payer) with the stockholder’s correct TIN on IRS Form W-9, a copy of which is included in this Letter of Transmittal. If the stockholder is an individual, then the stockholder’s TIN is such stockholder’s Social Security number. If the correct TIN is not provided, then the stockholder may be subject to a $50 penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of a portion of all payments of the purchase price.
Certain stockholders (including, among others, corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign stockholder to avoid backup withholding, such person should complete, sign and submit an appropriate IRS Form W-8 signed under penalty of perjury, attesting to his, her or its exempt status. An IRS Form W-8 can be obtained from the Depositary. Such stockholders should consult a tax advisor to determine which IRS Form W-8 is appropriate. Exempt stockholders, other than foreign stockholders, should furnish their TIN, check the “Exempt payee” box on the IRS Form W-9 and sign, date and return the IRS Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for additional instructions.
If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a stockholder. Backup withholding is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS if required information is timely furnished to the IRS.
Purpose of IRS Form W-9
To prevent backup withholding on payments that are made to a stockholder that is a United States person with respect to the Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder’s correct TIN by completing the IRS Form W-9 included in this Letter of Transmittal certifying that (1) the TIN provided on the IRS Form W-9 is correct (or that such stockholder is awaiting a TIN), (2) the stockholder is not subject to backup withholding because (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding, and (3) the stockholder is a United States person (as defined for United States federal income tax purposes). The following section, entitled “What Number to Give the Depositary,” is applicable only to stockholders that are United States persons.
What Number to Give the Depositary
The tendering stockholder is required to give the Depositary the TIN, generally the Social Security number or employer identification number, of the record holder of all the Shares tendered hereby. If such Shares are in more than one name or are not in the name of the actual owner, consult the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write “Applied For” in the space for the TIN on the IRS Form W-9, sign and date the IRS Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number below. If the tendering stockholder writes “Applied For” in the space for the TIN and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price, which will be refunded if a TIN is provided to the Depositary within 60 days of the Depositary’s receipt of the Certificate of Awaiting Taxpayer Identification Number. If the Depositary is provided with an incorrect TIN in connection with such payments, then the stockholder may be subject to a $50 penalty imposed by the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL OR AN APPLICABLE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE INSTRUCTIONS ENCLOSED WITH THE IRS FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE SPACE FOR THE TIN ON THE IRS FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within 60 days.
Signature	Date

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type.
See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page **2**

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page **3**

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov.* You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint.* You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1. Guarantee of Signatures.   Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.
2. Delivery of Letter of Transmittal and Shares.   This Letter of Transmittal is to be used either if certificates or book entry shares at the Transfer Agent are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares (including, if a Distribution Date, as defined in the Offer to Purchase, with respect to the Rights occurs, certificates for the Rights)], or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares (including, if a Distribution Date with respect to the Rights occurs, all Rights) delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date, and (iii) the certificates for all physically delivered Shares (including, if a Distribution Date with respect to the Rights occurs, certificates for the Rights), or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares (including, if a Distribution Date with respect to the Rights occurs, all Rights) delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within two New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.
The method of delivery of Shares, this Letter of Transmittal and all other required documents, including through the Book-Entry Transfer Facility, is at the sole option and risk of the tendering stockholder, and the Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If certificates for Shares are sent by mail, we recommend registered mail with return receipt requested, properly insured, in time to be received on or prior to the Expiration Date.
No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.
3. Inadequate Space.   If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.
4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer).   If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the Shares represented by the old certificate will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions,” as the case may be, on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.   If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.
If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.
If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.
If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.
If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.
6. Stock Transfer Taxes.   The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be the responsibility of the stockholder unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.
7. Special Payment and Delivery Instructions.   If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.
8. Tax Information.   Payments made to certain stockholders pursuant to the Offer may be subject to backup withholding. To avoid backup withholding, each U.S. Holder (as defined in the Offer to Purchase), and any other payee that is a U.S. person for U.S. federal income tax purposes, should provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the enclosed Form W-9. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain Non-U.S. Holders (as defined in the Offer to Purchase)) are not subject to these backup withholding and reporting requirements. In order to avoid backup withholding, a Non-U.S. Holder should submit a properly completed Form W-8BEN or W-8BEN-E (or other applicable IRS Form W-8), including certification of such holder’s foreign status, and signed under penalty of perjury. Such certificates can be obtained from the Depositary or at http://www.irs.gov.
Failure to complete the enclosed Form W-9 or any other applicable form will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion (currently 24%) of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. We recommend that you consult your own tax advisor or the Depositary for further guidance regarding the completion of the enclosed Form W-9 or Form W-8BEN or W-8BEN-E (or other applicable IRS Form W-8) to claim exemption from backup withholding.
9. Mutilated, Lost, Stolen or Destroyed Certificates.   If the certificate(s) representing Shares to be tendered have been mutilated, lost, stolen or destroyed, stockholders should (i) complete this Letter of Transmittal and (ii) notify Versum’s transfer agent, Broadridge Financial Solutions, Inc., immediately via fax to (215) 553-5402 (Attn: Lost Securities Dept.) or via letter to Broadridge Corporate Issuer Solutions, P.O. Box 1342, Brentwood, NY 11717. Versum’s transfer agent will provide such holder with all necessary forms and instructions to replace any such mutilated, lost, stolen or destroyed certificates. The stockholder may be required to post a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed. The Depositary will not accept any Letter of Transmittal without the accompanying Shares. Versum stockholders wishing to tender their certificates must first obtain replacement certificates from Versum’s transfer agent and present such replacement certificates to the Depositary with this Letter of Transmittal.
10. Irregularities.   Merck KGaA, Darmstadt, Germany will interpret the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto). All questions as to the form of documents and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by us, in our discretion. We reserve the absolute right to reject any and all tenders determined by us not to be in proper form or the acceptance of or payment for which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any condition of the Offer to the extent permitted by applicable law or any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of the Purchaser. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. None of the Purchaser, Merck KGaA, Darmstadt, Germany or any of their respective affiliates or assigns, the Depositary, the Information Agent or any other person will be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

11. Requests for Assistance or Additional Copies.   Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at the address, telephone numbers or email address set forth below.
The Information Agent for the Offer is:
48 Wall Street
New York, New York 10005
Banks and Brokers, Call: (212) 269-5550
All Others, Call Toll-Free: (800) 714-3312
Email: VSM@dfking.com